Exhibit 10(s)

                   SECURED PROMISSORY NOTE

$800,000.00                                        Date: May 13, 1996



FOR VALUE RECEIVED, MRL, Inc. (the "Borrower") hereby absolutely and unconditionally promises to pay to Concord Growth Corporation (the "Lender"), or order, on demand but in no event later than the date specified in the Loan Agreement (as defined below) as the date on which all amounts owing by the Borrower to the Lender are due and payable, in immediately available funds, the principal amount of Eight Hundred Thousand Dollars ($800,000) (the Maximum Credit) or, if less, the aggregate principal amount of this Note outstanding on such date, and to pay interest and fees on the unpaid principal amount hereof, in immediately available funds, monthly in arrears on the first day of each calendar month for the immediately preceding month in the amounts specified in the Loan Agreement (as defined below). This note evidences loans and other credit accommodations made or to be made by the Lender to the Borrower pursuant to the Security Agreement dated May 13, 1996 and the Loan Agreement dated May 13, 1996, by and between Lender and Borrower (as amended and in effect from time to time, the "Loan Agreement"). Capitalized terms defined in the Loan Agreement, whether directly or indirectly by reference, shall have the respective meanings herein assigned to such terms in the Loan Agreement.

The principal amount of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Loan Agreement. Upon the occurrence of any Event of Default, the entire unpaid principal balance of this Note, all of the unpaid interest and fees accrued thereon or with respect thereto and all other amounts payable by Borrower to Lender under the Loan Agreement or hereunder may automatically become immediately due and payable, without demand, in the manner and with the effect provided in the Loan Agreement.

This Note is secured by the security interests in, liens on and rights of setoff against, the assets of the Borrower granted as collateral security pursuant to the Loan Agreement and any other documents, instruments and agreements executed and delivered from time to time in connections therewith.

No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or any other right of the Lender or of such holder, nor shall any delay, omission or waiver of any one occasion be deemed a bar to or waiver of the same or any other right or any other occasion. The Borrower and every endorser and guarantor of this Note regardless of the time, order or place of signing hereby waives presentment, demand, protest and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person or entity primarily or secondarily liable.

All expenses of enforcement of the Lender's rights hereunder and other costs and expenses in respect hereof (including reasonable court costs and legal and other professional fees) shall be for the account of the Borrower.

Borrower acknowledges that Lender may assign and sell participations in its rights and obligations under this Note, the Loan Agreement and any other agreements. Lender may include its repayment rights under the Loan Agreement, this Note and the other agreements in a pool of loan receivables in which Lender sells undivided interests as part of a securitization program. Borrower understands that Lender may from time to time transfer and assign its rights under the Loan Agreement and this Note to one or more assignees. Borrower hereby consents to these transfers and assignments by Lender to one or more assignees. Borrower hereby agrees that any such assignee may exercise the rights of Lender hereunder. Borrower hereby consents and acknowledges that any and all defenses, claims or counterclaims that it my have against Lender shall be limited to, and may only be brought against, Lender and shall not extend to any assignee. Borrower and Lender intend that any and all direct or indirect assignees of the Lender of the type set forth above shall be third party beneficiaries of this Note.

This Note shall be binding upon the Borrower's successors and assigns, and shall inure to the benefit of the Lender's successors and assigns.

THIS NOTE SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICTS OF
LAW).

BORROWER, LENDER AND, BY ITS ACCEPTANCE HEREOF, EACH HOLDER, EACH WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THE LOAN AGREEMENT, THIS NOTE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONTACT BY BORROWER OR LENDER, OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES FROM OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT WILL LENDER OR ANY HOLDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.


BORROWER:
     MRL, Inc.



By:  /s/ Larry J. Stallings

Title:  President and CEO